UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2019

Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On March 6, 2018, Discovery, Inc ("Discovery" or "the Company") acquired Scripps Networks Interactive, Inc. ("Scripps Networks") in a transaction accounted for as a business combination.  The unaudited pro forma condensed combined statement of operations and explanatory notes for the year ended December 31, 2018, which are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein by reference, present the unaudited pro forma combined statement of operations as if the acquisition had been completed as of January 1, 2018.
Cautionary Language Regarding Forward-Looking Statements
The Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Scripps attached to this Current Report on Form 8-K contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in the unaudited pro forma condensed combined financial statements include, without limitation, statements regarding the integration of the Company and Scripps, , the preliminary purchase price allocation and other estimates included in the unaudited pro forma condensed combined financial statements. These statements are based on information available to the Company as of the date hereof, and actual results could differ materially from those stated or implied, due to market conditions, as well as risks and uncertainties associated with the Company’s business, which include the risk factors disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2019. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
Where to Find Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. This communication may be deemed to be solicitation material in respect of the proposed offer to exchange. In connection with the proposed offer to exchange, the Company intends to file a registration statement on Form S-4, containing a prospectus, with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the prospectus (when available) and other documents filed by the Company with the SEC at http://www.sec.gov. Free copies of the prospectus, once available, and the Company’s other filings with the SEC, may also be obtained free of charge on the Company’s investor relations website at http://ir.corporate.discovery.com.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Discovery, Inc. and Scripps Networks Interactive, Inc. for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery, Inc.

Date: March 4, 2019	By:	/s/ Gunnar Wiedenfels
Gunnar Wiedenfels
Chief Financial Officer